WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              WFMBS SERIES 2001-22
                            POOL PROFILE (8/16/2001)


                                          BID                TOLERANCE

AGGREGATE PRINCIPAL BALANCE               $300,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                     1-Sep-01
INTEREST RATE RANGE                   6.125% -  8.000%
GROSS WAC                                       6.955%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                    25 bps
MASTER SERVICING FEE                           1.7 bps
WAM (in months)                                    359          (+/- 1 month)

WALTV                                              78%          (maximum 81%)

CALIFORNIA %                                       18%          (maximum 21%)
SINGLE LARGEST ZIP CODE CONCENTRATION               2%          (maximum  5%)

AVERAGE LOAN BALANCE                          $430,424     (maximum $440,000)
LARGEST INDIVIDUAL LOAN BALANCE             $1,111,301   (maximum $2,000,000)

CASH-OUT REFINANCE %                                0%          (maximum  3%)

PRIMARY RESIDENCE %                               100%          (minimum 97%)

SINGLE-FAMILY DETACHED %                           97%          (minimum 94%)

FULL DOCUMENTATION %                               34%          (minimum 31%)

PREPAYMENT PENALTY %                                0%           (maximum 3%)

UNINSURED > 80% LTV %                              23%          (maximum 26%)

TEMPORARY BUYDOWNS                                  0%          (maximum  3%)

WTD. AVERAGE FICO RAW SCORE                        729          (minimum 726)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              WFMBS SERIES 2001-22
                               PRICING INFORMATION



RATING AGENCIES                             TBD by Wells Fargo

PASS THRU RATE                                           6.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.0074%

PRICING DATE                                           8/16/01

FINAL STRUCTURE DUE DATE                             10-Sep-01       9:00 AM

SETTLEMENT DATE                                      27-Sep-01

ASSUMED SUB LEVELS                                         AAA        2.750%
                                                            AA        1.400%
                                                            AA        0.900%
                                                           BBB        0.600%
                                                            BB        0.400%
                                                             B        0.200%

                        Note: AAA Class will be rated by two rating agencies.
                        AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*     THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-13. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

WFMBS CONTACTS                         Brad Davis (301) 846-8009
                                       Lori Maller (301) 846-8185

                                                      WFASC DENOMINATION POLICY

DESCRIPTION OF CERTIFICATES

-------------------------------------------------------------------- --------------------- -------------- ---------------
                                            TYPE OF CERTIFICATE            MINIMUM            PHYSICAL      BOOK ENTRY
                                                                      DENOMINATION (1)(4)   CERTIFICATES   CERTIFICATES
-------------------------------------------------------------------- --------------------- -------------- ---------------
CLASS A

-------------------------------------------------------------------- --------------------- -------------- ---------------
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-              $25,000             Allowed        Allowed
complex components (subject to reasonable prepayment support)
-------------------------------------------------------------------- --------------------- -------------- ---------------

-------------------------------------------------------------------- --------------------- -------------- ---------------
Companion classes for PAC, TAC, Scheduled Classes                          $100,000            Allowed        Allowed
-------------------------------------------------------------------- --------------------- -------------- ---------------
Inverse Floater, PO, Subclasses of the Class A that provide credit         $100,000           Required      Not Allowed
protection to the Class A, Complex multi-component certificates
-------------------------------------------------------------------- --------------------- -------------- ---------------
Notional and Nominal Face IO                                                 (2)              Required      Not Allowed
-------------------------------------------------------------------- --------------------- -------------- ---------------
Residual Certificates                                                        (3)              Required      Not Allowed
-------------------------------------------------------------------- --------------------- -------------- ---------------
All other types of Class A Certificates                                      (5)                 (5)            (5)
-------------------------------------------------------------------- --------------------- -------------- ---------------

-------------------------------------------------------------------- --------------------- -------------- ---------------
CLASS B (Investment Grade)                                                 $100,000            Allowed        Allowed
-------------------------------------------------------------------- --------------------- -------------- ---------------
CLASS B (Non-Investment Grade)                                             $250,000           Required      Not Allowed
-------------------------------------------------------------------- --------------------- -------------- ---------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE COMPANION CLASSES FOR PAC/TAC/SCHEDULED CLASSES IN $1000 DENOMINATIONS)

(5)   Underwriter must obtain WFASC's approval